The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2014

Royce Select Fund I

The Board of Trustees of The Royce Fund recently approved the fund reorganization described below.

Target Fund	Acquiring Fund
Royce Select Fund I, a series of The Royce Fund	Royce 100 Fund, a series of The Royce Fund

Pursuant to this proposal, the assets and liabilities of the Target Fund would be exchanged for shares of the Acquiring Fund and shareholders of the Target Fund would become shareholders of the Acquiring Fund. No sales charges or redemption fees would be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to approval by the shareholders of the Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective shareholders.

It is anticipated that a prospectus/proxy statement relating to this transaction will be mailed to Target Fund shareholders during the second quarter of 2015 and that the special meeting of Target Fund shareholders will be held during the third quarter of 2015. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed during the second half of 2015.

Effective May 1, 2015, Royce Select Fund I will be closed to all purchases and all exchanges into the Fund.

April 23, 2015

RS1-SUP-0415